Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Michael Leutkemeyer, Interim President of Forward Industries, Inc. (“Forward) does certify pursuant to 18 U.S.C. §1350 that, to the best of his knowledge:

1.	Forward’s Quarterly Report on Form 10-Q for the three month period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Forward.

IN WITNESS WHEREOF, the undersigned has set his hand hereto as of the 13th day of February 2015.

/s/	Michael Luetkemeyer
Michael Luetkemyer
Interim President
(Principal Executive, Financial and Accounting Officer)